UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2006

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-8356                    13-2892858
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

70 East 55th Street, 7th Floor, New York, NY                            10022
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 350-9900

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On November 2, 2006, Ira Akselrad was elected to the Board of Directors of the Company to serve as a director. Mr. Akselrad replaces Myron Rosenberg, the former Chairman of the Board of Directors, who died September 20, 2006. Mr. Akselrad will also serve as a member of the Company's Audit Committee.

Mr. Akselrad is currently Executive Vice President and General Counsel of the Johnson Company, Inc., the private investment company of the Robert Wood Johnson IV family. Prior to joining the Johnson Company this year, he was, for the past 21 years, an attorney with the New York law firm of Proskauer Rose, LLP. For sixteen of those years he was a member of the firm and represented a wide range of corporate and real estate clients. In addition to his client responsibilities, he chaired numerous firm committees and served as a member of the firm's six member Executive Committee.

In addition, Gary Flicker, a current director, will assume the position of Chairman of the Board of Directors.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVL, INC.


                                                 By: /s/ Henry Swain
                                                     ---------------------------
                                                 Name:  Henry Swain
                                                 Title: Executive Vice President
                                                 and Chief Financial Officer

Date: November 8, 2006